IPO Plus Aftermarket Fund

 ................................................................................
Dear Fellow Shareholder:

The IPO+ Aftermarket Fund is now beginning its fourth year. We would like to report on how the IPO+ Fund weathered an extremely volatile equity market and describe our outlook for the future. For the 12 months ended September 30, 2000, the IPO+ Fund's total return was 64%, as compared with 23% for the Russell 2000 and 13% for the S&P 500.

The IPO+ Fund achieved those returns by investing in telecommunications infrastructure providers, such as optical equipment maker Sycamore Networks, biotechnology companies, such as Invitrogen, a leader in genetic testing equipment, and alternative power providers, such as Capstone Turbine, the leading maker of micro-turbines to generate electricity.

While the second half of the fiscal year met with volatile conditions in both the overall equity market and the IPO market in particular, the IPO+ Fund used the market downturn to invest in recent IPOs whose share prices had been beaten down without regard for positive fundamentals. The IPO+ Fund also counterbalanced the selloff in technology and overvalued Internet plays by taking short positions in a number of companies whose fundamentals are weak.

The management of the IPO+ Fund also wants you to know that we are sensitive to the tax consequences of owning a mutual fund. This year, once again, the IPO+ Fund will not have a distribution of income dividends or capital gains. Going forward, as we have in the past, we will manage the IPO+ Fund to avoid distributions, as long as those actions make sense from an investment point of view.

At present, the IPO market has gone through a much-needed correction from the euphoria of the Internet frenzy, and is making a slow recovery. Looking into 2001, we see the beginnings of the type of IPO market that rewards research-driven, fundamentally-based investors.

The management of the IPO+ Fund believes that IPOs represent the cutting edge of the economy. We use our fundamental research to select a high quality portfolio for the IPO+ Fund.

Sincerely,


Renaissance Capital
November 20, 2000

                           PORTFOLIO OF INVESTMENTS

 ................................................................................

                                    As of
                              September 30, 2000

                                                   Shares              Value

Common Stocks (94.8%)

Business Services (2.2%)

Aether Systems, Inc.*                              20,000        $   2,110,000
School Specialty, Inc.*                            20,100              428,381
                                                                   ------------
                                                                     2,538,381

                                                                   ------------
Computer Equipment (4.7%)

Mobility Electronics, Inc.*                        40,000              365,000
Palm, Inc.*                                       100,000            5,293,750
                                                                   ------------
                                                                     5,658,750

                                                                   ------------
Electronic Components/Semiconductor
Manufacturing (2.5%)

Axcelis Technologies, Inc.*                        30,000              356,250
Entegris, Inc.*                                    50,000              478,125
Integrated Telecom Express, Inc.*                  25,000              518,750
Marvel Technology Group Ltd.*                      20,000            1,542,500
                                                                   ------------
                                                                     2,895,625

                                                                   ------------
Energy Alternatives (7.4%)

Active Power, Inc.*                                35,000            2,170,000
Capstone Turbine Corp.*                            85,000            5,886,250
NRG Energy, Inc.*                                  20,000              730,000
                                                                   ------------
                                                                     8,786,250

                                                                   ------------
Financial (1.4%)

E*Trade Group, Inc.*                              100,000            1,643,750
                                                                   ------------

Health Care (12.6%)

deCODE Genetics, Inc.*                             10,000              256,875
Diversa Corp.*                                     27,500              742,500
Dyax Corp.*                                        20,000              875,000
Genentech, Inc. *                                  45,000            8,355,937
Invitrogen Corp. *                                 65,000            4,623,125
                                                                   ------------
                                                                    14,853,437

                                                                   ------------
Internet - Infrastructure (10.8%)

Brocade Communications Systems, Inc.*              30,000            7,080,000
Cacheflow, Inc.*                                   30,000            4,290,000
Foundry Networks, Inc.*                            20,000            1,338,750
                                                                   ------------
                                                                    12,708,750

                                                                   ------------

                  See Notes to Financial Statements

                      PORTFOLIO OF INVESTMENTS

 ................................................................................
                                                        (Continued)
                                  Shares Value

Internet - Services (9.0%)

Exodus Communications, Inc.*                        60,000      $    2,962,500
FreeMarkets, Inc.*                                  30,000           1,713,750
HomeStore.com, Inc.*                                45,100           2,108,425
Internet Initiative Japan, Inc. ADR*                65,000           2,673,125
Universal Access, Inc.*                            100,000           1,175,000
                                                                  -------------
                                                                    10,632,800

                                                                  -------------
Internet - Software (10.3%)

Ariba, Inc.*                                        35,000           5,014,296
E.piphany, Inc.*                                    15,000           1,155,938
Phone.com, Inc.*                                    30,000           3,408,750
TIBCO Software, Inc.*                               30,000           2,533,125
                                                                  -------------
                                                                    12,112,109

                                                                  -------------
Leisure (2.8%)

Fox Entertainment Group, Inc., Class A*             14,500             384,250
Martha Stewart Living Omnimedia, Inc., Class        57,100           1,498,875
A*

Radio One, Inc., Class A*                           63,000             523,688
Radio One, Inc., Class D*                          126,000             889,875
                                                                  -------------
                                                                     3,296,688

                                                                  -------------
Telecom Cellular (1.8%)

AT&T Wireless Group*                               100,000           2,087,500
                                                                  -------------

Telecom Equipment (23.8%)

Accelerated Networks, Inc.*                         60,000           1,012,500
Avanex Corp.*                                       50,000           5,384,375
Avici Systems, Inc.*                                25,000           2,378,125
Bookham Technology, Inc.*                           23,400           1,003,275
Corvis Corp.*                                       10,000             610,468
Cosine Communications, Inc.*                        20,000           1,111,250
Finisar Corp.*                                     120,000           5,805,000
JDS Uniphase Corp.*                                 33,000           3,124,688
Kana Communications, Inc.*                          25,000             556,250
New Focus, Inc.*                                    22,500           1,778,906
Stratos Lightwave, Inc.*                            31,000             999,750
Sycamore Networks, Inc.*                            40,000          4,320,000
                                                               --   ---------
                                                                   28,084,587

                                                     Shares            Value

Telecom Services (5.5%)

360Networks, Inc.*                                  50,000          $ 981,250

American Tower Corp., Class A*                       65,000         2,449,688

China Unicom Limited ADR*                            20,000         436,250

GT Group Telecom, Class B*                           50,000         659,375

Triton PCS Holdings, Inc., Class A*                  40,000         525,000

United Pan-Europe Comm. NV ADR, Class A*             75,000         1,457,813

                                                               ---------------
                                                                    6,509,376

                                                               ---------------

Total Common Stocks (Cost $111,584,688)                          111,808,003
                                                               ---------------

US Government Securities (4.6%)
US Treasury Bill due 12/21/00

  Face amount of $5,488,000 (Cost $5,414,038)                        5,414,038

                                                               ---------------

Total Investments (Cost $116,998,726) (99.4%)(a)                   117,222,041

Total Short Sales (Proceeds $7,080,680) (-5.1%)   (6,022,294)

Other Assets and Liabilities (Net) (5.7%)  6,781,261

                                                               ---------------
Net Assets (100.0%)                                             $117,981,008
                                                               ===============

Schedule of Short Sales (-5.1%)

Aclara Biosciences, Inc.                                30,000       $913,125

Alloy Online, Inc.                                      33,700        286,450

Click Commerce, Inc.                                    25,000      1,068,750

EXE Technologies, Inc.                                  60,000        900,000

HeadHunterNet, Inc.                                     20,000         93,750

Orchid Biosciences, Inc.                                40,000      1,360,000

QS Communications AG ADR                                 4,000         68,000

Rediff.com India Limited ADR                            54,000        394,875

Savvis Communications Corp.                             50,000        450,000

Sina.com                                                17,500        248,281

Somera Communications, Inc.                             25,000        239,063

                                                               ---------------
(Proceeds $7,080,680)                                           $ 6,022,294
                                                               ===============

* Non-income producing
ADR American Depository Receipt

(a) The cost for federal income tax purposes was $116,998,726. At September 30, 2000, net unrealized appreciation for all securities (excluding securities sold short) based on tax cost was $223,315. This consists of aggregate gross unrealized appreciation for all securities of $27,201,615 and aggregate gross unrealized depreciation for all securities of $26,978,300.

                        See Notes to Financial Statements

                               FINANCIAL HIGHLIGHTS

 ................................................................................

 .






 ................................................................................
                  For a Share Outstanding Throughout the Period
                                December 19, 1997++

                                    Year Ended      Year Ended        Through
                                  September 30,    September 30,   September 30,
                                      2000            1999             1998
                                      ----            ----             ----

Net Asset Value, Beginning of Period      $ 11.19 $       12.50       18.58

Income From Investment Operations:
Net Investment Loss                         (0.24)        (0.08)     (0.16)

Net Realized and Unrealized Gain (Loss)    (1.23)         12.14       7.55

Total from Investment Operations            (1.31)          11.90       7.39

Net Asset Value, End of Period            $30.48 $        18.58  $       11.19

Total Return                               64.05%          66.04%     (10.48)%**

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)   $ 117,981   $    15,422  $       7,288
Ratio of Expenses to Average Net Assets     2.50%*           2.50%       2.50%
Ratio of Net Investment Loss to
Average Net Assets                        (0.87)%        (1.17)%       (0.96)%*
Ratio of Expenses to Average
Net Assets (excluding waivers)              3.41%           4.54           2.50%

Ratio of Net Investments Loss to Average
Net Assets (excluding waivers)          (0.87)%        (2.08)%          (2.99)%*
Portfolio Turnover Rate                     67.54%        145.78%         71.26%

++ Commencement of Operations

*    Annualized
**  Not Annualized

================================================================================



                        See Notes to Financial Statements

                    STATEMENTS OF ASSETS AND LIABILITIES

                           September 30, 2000
Assets

Investment Securities, at Value, (cost  $116,998,726)         $ 117,222,041
Deposits with Brokers for Securities Sold Short                  10,334,825
Receivable for Investments Sold                                    1,436,114
Organizational Costs - Note A                                         51,133
Receivable for Portfolio Shares Sold                                  23,332

Other Assets                                                             213

Total Assets                                                     129,067,658
                                                                -----------

Liabilities

Cash Overdraft                                                      319,845

Securities Sold Short, at Value (proceeds $7,080,680)             6,022,294

Payable for Investments Purchased                                 3,026,200

Payable for Portfolio Shares Redeemed                             1,363,202

Payable for Advisory Fee -- Note B                                  130,210

Payable for Distribution Fees -- Note D

                                                                     54,700

Payable for Administrative Fees -- Note C

                                                                     46,830

Payable for Shareholder Services Fees -- Note D                      40,151

Accrued Expenses                                                     83,218

Total Liabilities                                                 11,086,650

Net Assets                                                     $117,981,008
                                                               ============

Net Assets Consist of:

Paid-in-Capital                                                $126,194,318
Accumulated Net Realized Loss on Investments                    (9,495,011)
Net Unrealized Appreciation on:
   Investment Securities                                           223,315

   Short Sales                                                   1,058,386

Net Assets                                                     $117,981,008
                                                               ============

Net Asset Value, Offering and Redemption Price Per Share
($117,981,008 / 3,870,279 shares of beneficial interest, without par value,
unlimited number of shares authorized)                               $30.48
                                                                     ======



                        See Notes to Financial Statements

                           STATEMENT OF OPERATIONS
                    ............................................................
                    For the Year Ended September 30, 2000

Investment Income Interest                               955,487

Other Income                                             767,653

Total  Investment Income                                1,723,140

Expenses

Investment Adviser - Note B
   Basic Fees                                          $1,584,818

   Add: Fees Recouped                                      38,534
                                                        1,623,352

                                                     ------------
Shareholder Services Fees                                 264,131

Note D Distributions Fee - Note D                         264,131

Administration Fee - Note C                               243,881

Federal and State Registrations                            27,125

Shareholder Reports                                        51,543

Trustees' Fees - Note E                                    50,000

Legal                                                      31,453

Amortization of Organizational Costs - Note A              23,186

Custody Fees                                               19,976

Auditing                                                    9,500

Other Expenses                                             32,724

Net Expenses                                            2,641,002

Net Investment Loss                                     (917,862)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain/Loss on:

   Investment Securities                             (17,127,092)

   Short Sales                                          6,775,817

Net Realized Loss on Investments                     (10,351,275)

Net Change in Unrealized Appreciation during the period on:

     Investment Securities                              (810,850)
     Short Sales
                                                          914,609

Net Unrealized Appreciation on Investments                103,759

Net Realized and Unrealized Loss on Investments      (10,247,516)

Net Decrease in Net Assets Resulting from Operations  $ (11,165,378)
                                                      ==============

                        See Note to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     ...........................................................


                                                Year Ended         Year Ended

                                           September 30, 2000 September 30, 1999

Decrease in Net Assets from Operations

Net Investment                                 $  (917,862)         (135,273)
Net Realized Gain/(Loss) from Investments          (10,351,275  1,012,584

Net Unrealized Appreciation on Investments        103,759           3,583,467
                                                  -------           ---------
Net Increase (Decrease) in Net Assets
Resulting from Operations                     (11,165,378)        4,460,778

Fund Share Transactions

Proceeds from Shares Sold                      187,998,811         9,922,133
Cost of Shares Redeemed                       (74,274,026)       (6,249,024)
                                                ------------       ----------
Net Increase from Fund Share
   Transactions                                113,724,785         3,673,109

Total Increase in Net Assets                   102,559,407         8,133,887

Net Assets

Beginning of Year                               15,421,601         7,287,714

End of Year                                          $                  $
                                                117,981,008       15,421,601

Increase in Fund Shares Issued

Number of Shares Sold                            5,349,071           553,443
Number of Shares Redeemed                       (2,308,747)          (374,789)
Net Increase in Fund Shares
                                                 3,040,324           178,654
                                                 =========           =======




                        See Notes to Financial Statements

                           NOTES TO FINANCIAL STATEMENTS
 ................................................................................

                               September 30, 2000

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

At December 31, 1999, the IPO+ Fund had capital loss carryovers, which expire in 2007 available to offset future gains, if any, of approximately $37,000. In addition, the IPO+ Fund had net realized capital losses of approximately $513,000 during the period from November 1, 1999 through December 31, 1999, which are treated for federal income tax purposes as arising during IPO+ Fund's tax year ending December 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. During the period January 1, 2000 through September 30, 2000, the IPO+ Fund had net realized capital losses of approximately $8,900,000 which are treated for federal income tax purposes as arising during the IPO+ Fund's tax year ending December 31, 2000.

                          NOTES TO FINANCIAL STATEMENTS

                                   (continued)

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Permanent book and tax basis differences resulted in reclassification for the year ended September 30, 2000 as follows: a decrease in paid in capital of $917,862 and an increase in undistributed net investment income of $917,862.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for purposes of calculating net investment income
(loss) per share in the financial highlights.

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating expenses to 2.50%. Deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $164,437. In addition, the IPO+ Fund recouped previously deferred fees totaling $38,534 during the year ended September 30, 2000. This amount has been included with current annual advisory fees in the Statement of Operations. The effective management fee annual rate for the year ended September 30, 2000, including current-year accrued fees and recoupement of prior-year deferrals, but not including the effect of current-year deferrals or expense absorptions is 1.54%.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), the Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator received a maximum annual fee of 0.17%, computed daily and payable monthly as a percent of assets under management.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

                          NOTES TO FINANCIAL STATEMENTS

                                   (Continued)

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $767,653 for the year ending September 30, 2000, representing 0.73% of average net assets.

E. TRUSTEES' FEES: Beginning January 1, 2000, Trustees' fees are $6,000 per year plus $1,000 for each meeting attended. Prior to that date, the Trustees had agreed to waive their fees.

F. PURCHASES AND SALES: For the year ended September 30, 2000, the IPO+ Fund made purchases of approximately $177,504,142 and sales of approximately $59,673,518 of investment securities other than long-term U.S. Government and short-term securities.

G. Short Sales and Segregated Cash: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

IPO+ Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.


                              REPORT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders
and Board of Directors of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2000, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 29, 2000